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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: JANUARY 18, 2001

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

            0-12771                                      95-3630868
    (COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER IDENTIFICATION NO.)

                  10260 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (858) 826-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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                                    FORM 8-K

ITEM 5. OTHER EVENTS.

        On January 12, 2001, the Board of Directors established the price of the Class A Common Stock of the Registrant at $30.83. Pursuant to the Registrant's Certificate of Incorporation, the price applicable to shares of Class B Common Stock of the Registrant is equal to twenty times the price of the Class A Common Stock.

        The price of the Class A Common Stock is established by the Board of Directors pursuant to a valuation process which includes a stock price formula. The following table sets forth information concerning the formula price for the Class A Common Stock, the applicable price for the Class B Common Stock and each of the variables contained in the formula, including the market factor, in effect for the periods beginning on the dates indicated. The Board of Directors sets the market factor at the value which causes the formula to yield the price which the Board of Directors believes reflects a fair market value.


                                                                                       "W" or        Price         Price
                                         "E" or         "W1" or                       Weighted     Per Share     Per Share
                            Market    Stockholders       Shares        "P" or        Avg. Shares   of Class A   of Class B
       Date                 Factor      Equity(1)     Outstanding(2) Earnings(3)    Outstanding(4) Common Stock Common Stock
----------------        ------------- -------------   ------------- -------------   -------------  ------------ ------------
October 8, 1999 .......         1.00  1,710,514,000    259,950,164    591,681,000    249,790,820     $ 19.99      $ 399.80
January 14, 2000 ......         1.40  1,762,661,000    259,671,296    611,994,000    253,455,768     $ 25.92      $ 518.40
April 14, 2000 ........         1.70  1,830,282,000    262,311,687    619,849,000    256,270,820     $ 30.25      $ 605.00
July 14, 2000 .........         0.70  2,837,901,000    259,260,576  1,245,976,000    258,030,351     $ 30.08      $ 601.60
October 13, 2000 ......         0.25  3,988,351,000    253,632,224  2,758,698,000    257,684,095     $ 30.87      $ 617.40
January 12, 2001 ......         0.25  3,819,961,000    252,170,336  2,835,930,000    255,921,172     $ 30.83      $ 616.60

(1) "E" or Stockholders Equity = the stockholders' equity of the Registrant at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.

(2) "W1" or Shares Outstanding = the number of outstanding common shares and common share equivalents at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.

(3) "P" or Earnings = the earnings of the Registrant for the four fiscal quarters immediately preceding the price determination.

(4) "W" or Weighted Average Shares Outstanding = the weighted average number of outstanding common shares and common share equivalents for the four fiscal quarters immediately preceding the price determination, as used by the Registrant in computing diluted earnings per share.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



(Registrant)                               SCIENCE APPLICATIONS
                                           INTERNATIONAL CORPORATION



Date:   January 18, 2001                         By   /S/ DOUGLAS E. SCOTT
                                                    --------------------------
                                                 Douglas E. Scott
                                           Its:  Senior Vice President
                                                 and General Counsel